UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2011 (May 23, 2011)

TRIANGLE PETROLEUM CORPORATION
(Exact name of registrant as specified in charter)

Nevada	001-34945	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1660 Wynkoop St., Suite 900, Denver, CO 80202
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 260-7125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the date of Triangle Petroleum Corporation’s (the “Company”) next Annual Meeting of the Stockholders, Jonathan Samuels will be appointed President of the Company and will continue to also serve as Chief Financial Officer, principal financial officer and principal accounting officer of the Company. Concurrent with this appointment, Dr. Peter Hill, previously the Company's President and Chief Executive Officer, will relinquish the title of President but retain the Chief Executive Officer title and will continue to serve as the Company's principal executive officer.

Mr. Samuels, 32, has served as the Company's Chief Financial Officer and Corporate Secretary since December 2009. Prior to joining the Company, Mr. Samuels was an investment professional responsible for research and investment sourcing in the energy sector at Palo Alto Investors, a hedge fund founded in 1989. Mr. Samuels worked for five years at California-based Palo Alto Investors. Mr. Samuels’s annual base salary will remain unchanged after the appointment.

Item 7.01.	Regulation FD Disclosure.

On May 27, 2011, the Company posted an updated investor presentation on its corporate website, which contains non-public information.  A copy of this presentation is attached hereto as Exhibit 99.1.

On May 23, 2011, the Company issued a press release announcing acquisitions totaling approximately 42,000 net acres prospective for the Bakken and Three Forks formations in the Williston Basin and providing an update of the Company's operational and acreage inventory. A copy of the press release is attached hereto as Exhibit 99.2.

The information in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01.	Other Events.

On May 27, 2011, the Company issued a press release announcing that its board of directors has approved a proposal to change the Company’s state of legal incorporation from Nevada to Delaware.  A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 99.1*	Investor Presentation by the Company, dated May 2011.
Exhibit 99.2*	Press Release, dated May 23, 2011.
Exhibit 99.3**	Press Release, dated May 27, 2011.

*           Furnished herewith.
**           Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2011	TRIANGLE PETROLEUM CORPORATION By: /s/ Jonathan Samuels Jonathan Samuels Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

Exhibit 99.1*	Investor Presentation by the Company, dated May 2011.
Exhibit 99.2*	Press Release, dated May 23, 2011.
Exhibit 99.3**	Press Release, dated May 27, 2011.

*           Furnished herewith.
**           Filed herewith.